UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK KELSO CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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40 EAST 52ND STREET

NEW YORK, NEW YORK 10022

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS

TO BE HELD ON APRIL 24, 2008

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of BlackRock Kelso Capital Corporation (the “Company”) that:

The Annual Meeting of Stockholders of the Company (the “Annual Meeting”) will be held on the 11th floor at 55 East 52nd Street, New York, New York, on April 24, 2008, at 10:00 a.m. (New York City time). The Annual Meeting is being held for the following purposes:

1.	To elect a nominee to the Board of Directors (the “Board”) of the Company;

2.	To approve an assignment of the Company’s Investment Management Agreement;

3.	To approve a proposal to authorize flexibility for the Company, with approval of the Board, to sell shares of its common stock at a price below the Company’s then current net asset value per share;

4.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

We encourage you to contact the Company at 212-810-5800 from 9:00 a.m. to 6:00 p.m. (New York City time) if you have any questions.

The Board of the Company has fixed the close of business on March 25, 2008 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided so you will be represented at the Annual Meeting.

By order of the Board of the Company

Vincent B. Tritto, Secretary of the Company

New York, New York

April     , 2008

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MAIL. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 24, 2008

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at 212-810-5800.

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or the “Directors”) of BlackRock Kelso Capital Corporation (the “Company,” “we,” “our” or “us”) of proxies to be voted at the Annual Meeting of owners of common stock (the “Stockholders”) of the Company. The Annual Meeting will be held on April 24, 2008, including any adjournment or postponement thereof (the “Annual Meeting”), at 55 East 52nd Street, 11th floor, New York, New York, at 10:00 a.m. (New York City time). This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being sent to Stockholders on or about March 31, 2008.

*	WHY IS A STOCKHOLDER MEETING BEING HELD?

To address various proposals that require Stockholder approval.

*	WHAT PROPOSALS WILL BE VOTED ON?

In the first proposal (the “First Proposal” or “Proposal 1”), Stockholders are being asked to elect the Class I Director to the Board.

In the second proposal (the “Second Proposal” or “Proposal 2”), Stockholders are being asked to approve an assignment of the Company’s Investment Management Agreement.

In the third proposal (the “Third Proposal” or “Proposal 3”), Stockholders are being asked to approve a proposal to authorize flexibility for the Company to sell shares of its common stock at a price below the Company’s then current net asset value per share;

In the fourth proposal (the “Fourth Proposal” or “Proposal 4”), Stockholders are being asked to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

*	WILL MY VOTE MAKE A DIFFERENCE?

YES! Your vote is important and will make a difference in the governance of the Company, no matter how many shares you own.

*	WHO IS ASKING FOR YOUR VOTE?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on April, 24, 2008, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous pages). The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about March 31, 2008.

*	HOW DOES THE COMPANY’S BOARD RECOMMEND THAT STOCKHOLDERS VOTE ON THE PROPOSALS?

The Board recommends that you vote “FOR” each Proposal.

*	WHO IS ELIGIBLE TO VOTE?

Stockholders of record at the close of business on March 25, 2008 are entitled to be present and to vote at the Annual Meeting or any adjourned or postponed meeting. Each share of common stock is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion.

*	HOW MANY SHARES OF THE COMPANY WERE OUTSTANDING AS OF THE RECORD DATE?

The Company had              shares of common stock outstanding at the close of business on the record date.

*	WHAT IS A QUORUM FOR PURPOSES OF THE PROPOSALS BEING VOTED ON AT THE MEETING?

The holders of a majority of outstanding shares of common stock present at the Annual Meeting in person or by proxy will constitute a quorum for each proposal.

The Proposals

*	FIRST PROPOSAL: TO ELECT THE CLASS I DIRECTOR

WHO IS THE NOMINEE FOR CLASS I DIRECTOR?

Mr. Jerrold B. Harris has been nominated for re-election to the Board at the Meeting. Certain information concerning Mr. Harris is set forth below. Mr. Harris has been a director since 2005. Unless otherwise specified below, the business address of the Directors and officers of the Company and of BlackRock Kelso Capital Advisors LLC (the “Advisor”) is 40 East 52nd Street, New York, New York 10022.

The Board is divided into three classes, designated Class I, Class II and Class III. The term of office of directors of one class expires at each annual meeting of Stockholders. Each class of directors holds office for a three-year term. For example, the Class I Director, Mr. Harris, stands for re-election at this year’s annual meeting of Stockholders; the Class II Directors, Messrs. Mayer and de Saint Phalle, are expected to stand for re-election at the Company’s 2009 annual meeting of Stockholders; and the Class III Directors, Mr. Maher and Ms. Usifer, are expected to stand for re-election at the Company’s 2010 annual meeting of Stockholders. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity.

Independent directors are those who are not interested persons of the Company or the Advisor for purposes of the Investment Company Act of 1940 (the “1940 Act”) and comply with the definition of “independent” under the rules of The NASDAQ Global Select Market and as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Directors”). The NASDAQ manual provides that a director of a business development company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. Our Board has determined that the following Directors are independent: Messrs. de Saint Phalle, Harris and Mayer and Ms. Usifer. Based upon information requested from each Director concerning his or her background, employment and affiliations, our Board has affirmatively determined that none of the Independent Directors has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any Board committee.

Mr. Jerrold B. Harris is an Independent Director and the Class I Director nominated for re-election at this Annual Meeting:

Name, Address and Age(1)	Positions Held and Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships of Public or Investment Companies Held by Director or Nominee for Director
Jerrold B. Harris Age: 65 years	Mr. Harris is a Director of the Company. Mr. Harris has been retired since 1999.	Class I Director since 2006; Term expires 2008	None(2)	Mr. Harris is currently a director of the 106 active funds comprising the BlackRock Closed-End Fund Complex and Henry Troemner LLC. Mr. Harris is also a trustee of Ursinus College.

Below is information concerning the Directors who are not subject to re-election at this Annual Meeting:

Interested Director:

Name, Address and Age(1)	Positions Held and Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director
James R. Maher* Age: 58 years	Mr. Maher is Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of the Advisor. Mr. Maher is a co-founder of the Company and has served as its Chairman and Chief Executive Officer since its formation in 2004. Mr. Maher was, from 2001 until June 2004, a Partner at Park Avenue Equity Partners, L.P. (“Park Avenue”). Park Avenue is a private equity fund specializing in middle-market management buyouts and growth capital investments.	Class III Director since 2006; Term expires 2010.	None(2)

Mr. Maher is a Trustee of Prep for Prep, an organization that assists intellectually gifted public school students from minority group backgrounds, and prepares them for placement in independent schools.

*	Mr. Maher is an “interested person” (for purposes of the 1940 Act) of the Company because he is an officer of the Company and of the Advisor.

Independent Directors:

Name, Address and Age(1)	Positions Held and Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships of Public of Investment Companies Held by Director or Nominee for Director
William E. Mayer Age: 67 years	Mr. Mayer is a Director of the Company. Since 1999, Mr. Mayer has been a partner at Park Avenue, which he co-founded.	Class II Director since 2006; Term expires 2009.	None(2)	Mr. Mayer is currently a board member of Lee Enterprises (a newspaper company owning or having stakes in over 50 daily newspapers) and is a trustee of the Columbia Group of Mutual Funds. Mr. Mayer is a former Chairman of the Aspen Institute and the Chairman of the Board of Trustees of The University of Maryland.

François de Saint Phalle Age: 62 years	Mr. de Saint Phalle is a Director of the Company. Mr. de Saint Phalle has been a private equity investor, financial advisor and investment banker for more than thirty-five years. Mr. de Saint Phalle has been a private investor since 2000 and was a consultant for Evercore Partners from 2000 to 2002.	Class II Director since 2006; Term expires 2009.	None(2)	Mr. de Saint Phalle is a Director of Evercore Partners and Cornerstone Management Solutions, Inc. Mr. de Saint Phalle is also a member Emeritus of the Board of Visitors of Columbia College.

Maureen K. Usifer Age: 48 years	Ms. Usifer is a Director of the Company. Ms. Usifer has been a senior finance director with Church & Dwight Co., Inc., a major producer of baking soda and consumer products, from May 2004 until present. From October 2001 until May 2004, Ms. Usifer was the Chief Financial Officer for Armkel, LLC a joint venture with Church & Dwight and Kelso & Company, L.P.	Class III Director since 2006; Term expires 2010.	None(2)

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company is 40 East 52nd Street, New York, New York 10022.
(2)	Other than the Company.

DOES THE BOARD OF DIRECTORS HAVE ANY COMMITTEES?

Yes. The Board has determined that the efficient conduct of the Company’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the directors or otherwise. The Board has created a Governance Committee comprised of all of the Independent Directors. The Board has also created an Audit Committee comprised solely of Independent Directors. The Board does not have a compensation committee because the Company’s executive officers do not receive any direct compensation from the Company.

Governance Committee

The members of the Governance Committee are Mr. Mayer (Chairman), Ms. Usifer and Messrs. de Saint Phalle and Harris, each of whom is independent for purposes of the 1940 Act and the NASDAQ Global Select Market corporate governance regulations. As part of its duties, the Governance Committee makes recommendations to the full Board with respect to candidates for the Board and with respect to the compensation of directors. The Governance Committee will consider director candidates recommended by Stockholders. In considering candidates submitted by Stockholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending Stockholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a Stockholder must submit the recommendation in writing and must include:

•	The name of the Stockholder and evidence of the person’s ownership of shares of the Company, including the number of shares owned and the length of time of ownership; and

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Company and the person’s consent to be named as a Director if selected by the Governance Committee and nominated by the Board.

The Stockholder recommendation and information described above must be sent to the Corporate Secretary, c/o the Company at 40 East 52nd Street, New York, New York 10022, and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of Stockholders (which deadline will be no later than December 24, 2008, for next year’s Annual Meeting). The Governance Committee believes that the minimum qualifications for serving as a Director of the Company are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience.

Audit Committee

The members of the Audit Committee are Ms. Usifer (Chairperson), and Messrs. de Saint Phalle and Harris, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. The Board has determined that Ms. Usifer is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is attached hereto as Appendix A. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of the Company’s financial statements, the adequacy of its system of internal controls, the review of the independence, qualifications and performance of the Company’s registered public accounting firm, and the performance of the Company’s internal audit function.

*	HOW CAN THE COMPANY’S STOCKHOLDERS SEND COMMUNICATIONS TO THE DIRECTORS?

Stockholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o Secretary of the Company at 40 East 52nd Street, New York, New York 10022.

*	HOW OFTEN DO THE DIRECTORS MEET?

In 2007, the number of meetings held for the full Board totaled seven and for the Audit Committee totaled four. The Governance Committee met twice in 2007. During the Company’s last full fiscal year, each Director attended at least 75% of: (i) all regular meetings of the Board of the Company and (ii) all meetings of all committees of the Board of the Company on which the Director served.

*	WHAT ARE THE COMPANY’S DIRECTORS AND OFFICERS PAID FOR THEIR SERVICES?

The following table shows information regarding the compensation paid by the Company to the Independent Directors for the fiscal year ended December 31, 2007. The Company pays no compensation to directors who are “interested persons” or to its officers.

Name of Person, Position	Fees Earned or Paid in Cash	Pension or Retirement Benefits Accrued(1)	Other Compensation	Total Compensation From the Company
Independent Directors
Jerrold B. Harris, Director	$80,000	None	None	$80,000
William E. Mayer, Director	79,000	None	None	79,000
François de Saint Phalle, Director	80,000	None	None	80,000
Maureen K. Usifer, Director	87,500	None	None	87,500

Interested Director
James R. Maher (2), Chairman of the Board of Directors and Chief Executive Officer	None	None	None	None

Other Officers
Michael B. Lazar (2), Chief Operating Officer	None	None	None	N/A
Frank D. Gordon (3), Chief Financial Officer and Treasurer	None	None	None	N/A
Vincent B. Tritto (3), Chief Compliance Officer and Secretary	None	None	None	N/A

(1)	We do not have a pension or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Messrs. Maher and Lazar are employees of, and compensated by, the Advisor.

(3)	Messrs. Tritto and Gordon are employees of, and compensated by, BlackRock Financial Management, Inc. Mr. Gordon is also compensated, in part, by the Advisor.

As compensation for serving on our Board of Directors, each independent director received an annual fee of $50,000, which was increased to an annual fee of $75,000 following our initial public offering in July 2007. Independent directors also receive $2,500 ($1,250 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 ($500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the Audit Committee receives an annual fee of $7,500 and each chairperson of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

*	HOW LARGE A STAKE DO THE DIRECTORS HAVE IN THE COMPANY?

The Directors believe each Director should have an investment in the Company. The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors at December 31, 2007. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE COMPANY(1)
INTERESTED DIRECTOR:
James R. Maher	Over $1,000,000

INDEPENDENT DIRECTORS:
Jerrold B. Harris	$500,001 – $1,000,000
William E. Mayer	$100,001 – $500,000
François de Saint Phalle	Over $1,000,000
Maureen K. Usifer	$100,001 – $500,000

(1)	Dollar ranges are as follows: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; $100,001— $500,000; $500,001—$1,000,000; or over $1,000,000.

*	WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

The election of Mr. Harris requires the affirmative vote of a plurality of the shares voted.

*	HOW DO THE DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEE.

* * * * *

*	SECOND PROPOSAL: TO APPROVE AN ASSIGNMENT OF THE INVESTMENT MANAGEMENT AGREEMENT.

The Advisor’s owners (the “Owners”) have agreed to amend the limited liability operating agreement of the Advisor. As a result of this amendment, each of (i) BlackRock Advisors, LLC, a subsidiary of BlackRock, Inc. (“BlackRock”), and (ii) the individual Owners not associated with BlackRock or Messrs. Maher or Lazar taken as a group (collectively, the “Other Owners”) will own less than 5% of the voting power of the Advisor. After the amendment, BlackRock and the Other Owners will each hold 4.9% of the voting power of the Advisor and the remaining 90.2% will be held by James R. Maher and Michael B. Lazar and their respective families and associated trusts.

This amendment may be deemed to cause an “assignment”, as defined in the 1940 Act, of the Company’s Investment Management Agreement because of the reduction of BlackRock’s voting power and the increase in the voting power of Messrs. Maher and Lazar and persons associated with them. Under the 1940 Act, an assignment of an investment management agreement results in termination of the agreement. The 1940 Act requires that both a majority of the Company’s Directors, including a majority of its Independent Directors, and a majority of its Stockholders approve the continuation of the agreement following any such assignment.

The Board considered this matter at an in-person meeting and, by a majority vote of its Directors, including its Independent Directors, approved the assignment of the Company’s Investment Management Agreement. In approving the assignment, the Board considered the amendment to the Advisor’s governing document and found that it would not result in any material change to the management of the Company. In this connection, the Board noted that the amendments to the Advisor’s governing document would not result in any change to the terms of the Company’s Investment Management Agreement, the management fees charged by the Advisor or the persons managing the Advisor or the Company’s assets or the resources available to the Advisor in managing the Company’s assets. The Board last considered the Company’s Investment Management Agreement at its March 5, 2008 in-person meeting. At that meeting, the Directors voted unanimously to recommend that Stockholders reapprove the Company’s Investment Management Agreement following its assignment.

The 1940 Act requires that a “majority” of the Company’s Stockholders vote to reapprove the Company’s investment management agreement. For the purposes of such a vote, the 1940 defines “majority” as the lesser of: (A) 67 percent or more of the voting securities present at the annual meeting, if the holders of more than 50 percent of the Company’s outstanding voting securities are present or represented by proxy; or (B) more than 50 percent of the Company’s outstanding voting securities. If the Company’s Investment Management Agreement is not approved at this Annual Meeting, it will be terminated.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

* * * * *

*	THIRD PROPOSAL: APPROVAL TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A PRICE BELOW NET ASSET VALUE PER SHARE.

The Company is a closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current net asset value per share of such stock or “NAV,” unless its Stockholders authorize such a sale and the Board makes certain determinations.

The Company seeks the approval of its Stockholders so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock at a price below its then current NAV, subject to certain conditions discussed below. If approved, the authorization would be effective for a period expiring on the earlier of the anniversary of the date of this Annual Meeting or the date of the Company’s 2009 Annual Meeting of Stockholders, which is expected to be held in April 2009.

Reasons to Offer Common Stock below NAV. The Company believes that market conditions will continue to provide attractive opportunities to deploy capital. Over the last several months, U.S. credit markets, including middle market lending, have experienced significant turbulence. This turbulence has made it difficult for many firms to access capital and has led to significant stock price volatility for capital providers such as the Company. The change in market conditions, however, also has had beneficial effects for capital providers, including more reasonable pricing of risk and more appropriate contractual terms. Accordingly, for firms that continue to have access to capital, the current environment should provide investment opportunities on more favorable terms than have been available in recent periods. The Company’s ability to take advantage of these opportunities is dependent upon its access to equity capital.

As a BDC and a regulated investment company (a “RIC”), the Company depends on its ability to raise capital through the issuance of its common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve favorable tax treatment, which prevents the Company from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than 1:1, which requires the Company to finance its investments with at least as much equity as debt in the aggregate. The Company generally attempts to remain close to fully invested and does not hold substantial amounts of cash for the purpose of making new investments. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company seeks to maintain consistent access to capital through the public and private equity markets, enabling it to take advantage of investment opportunities as they arise.

The Company’s common stock has been quoted on The NASDAQ Global Select Market under the symbol “BKCC” since June 27, 2007. The following table lists the high and low closing sales price for the Company’s common stock, the closing sales price as a percentage of NAV, and quarterly dividends per share since shares of the Company’s common stock began being regularly quoted on The NASDAQ Global Select Market.

Year Ending December 31, 2007	NAV(1)	Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Dividends
		High	Low

Second Quarter (period from June 27, 2007 to June 30, 2007)	$14.88	$14.75	$14.55	99%	98%	$0.42
Third Quarter	$14.51	$15.68	$12.61	108%	87%	$0.42
Fourth Quarter	$13.78	$15.56	$13.17	113%	96%	$0.43

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by NAV.

Although the Company has at times experienced a share price above NAV, there can be no assurance that it will do so under current market conditions. The unprecedented nature of the current credit market dislocation and uncertainty surrounding the U.S. economy has led to significant stock market volatility, particularly with respect to the stock of financial services companies. During times of increased price volatility, the Company’s common stock may periodically trade at a small premium to or possibly below its NAV, which is not uncommon for business development companies like the Company. As noted above, however, the current market dislocation has created, and we believe will continue to create, favorable opportunities to invest, including opportunities that, all else being equal, may increase NAV over the longer-term, even if financed with the issuance of common stock below NAV. Stockholder approval of the proposal to sell shares below NAV subject to the conditions detailed below will provide the Company with the flexibility to invest in such opportunities.

The Board believes it is in the best interests of Stockholders to allow the Company flexibility to issue its common stock below NAV in certain instances. The Company’s ability to grow over time and to continue to pay steady or increasing dividends to Stockholders could be adversely affected if the Company were unable to access the capital markets as attractive investment opportunities arise. Inability to access the capital markets could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell and at disadvantageous times.

Conditions to Sales Below NAV. If Stockholders approve this proposal, the Company will only sell shares of its common stock at a price below NAV per share if the following conditions are met:

(1) a majority of the Company’s Independent Directors who have no financial interest in the sale have approved the sale; and

(2) a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount.

Key Stockholder Considerations. Before voting on this proposal or giving proxies with regard to this matter, Stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at less than NAV per share on the NAV per outstanding share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution to existing Stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a Stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. The Board will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance.

The 1940 Act establishes a connection between common share sale price and NAV because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock at a price below NAV will dilute such Stockholders’ holdings of common stock as a percentage of shares outstanding to the extent Stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if current Stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted. In addition, as described below, the Company recently amended its dividend reinvestment plan to permit the Company to pay dividends in the form of shares of common stock at a price per share equal to 95% of the then current market price per share. This would permit the Company to sell shares of common stock at a price below net asset value per share when the market price per share is below or only slightly above NAV. See “Dividend Reinvestment Plan” below.

Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% Stockholders. For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

* * * * *

*	FOURTH PROPOSAL: TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008.

Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm to audit the financial statements of the Company at and during the Company’s fiscal year ending December 31, 2008. D&T was selected by the Audit Committee of the Company and that selection was ratified by a majority of the Company’s Board, including all of the Independent Directors, by a vote cast in person. The Company does not know of any direct or indirect financial interest of D&T in the Company. Representatives of D&T will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Fees Incurred by the Company for Deloitte & Touche LLP

Aggregate fees incurred by the Company for the fiscal years ended December 31, 2007 and 2006 for the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, are set forth below.

	2007	2006
Audit Fees	$706,000	$220,000
Audit-Related Fees	6,000	5,000
Tax Services Fees	5,000	4,000
All Other Fees	—	—

Total	$717,000	$229,000

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by D&T in connection with statutory and regulatory filings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees

Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees

Other fees would include fees for products and services other than the services reported above.

Audit Committee Policies and Procedures

The Audit Committee operates under a written charter adopted by the Board. Management is responsible for our internal controls and the financial reporting process. D&T, as our independent registered public accounting firm (“Independent Auditors”), is responsible for performing an independent audit of our financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of our Independent Auditors.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by our Independent Auditors. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the Independent Auditors in order to assure that the provision of such service does not impair the Independent Auditors’ independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority between meetings to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the Independent Auditors to management.

Audit Committee Report

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has discussed with D&T matters required to be discussed by Statement of Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). The Audit Committee received and reviewed the written disclosures and the letter from D&T required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with D&T their independence.

Based on the Audit Committee’s discussion with management and the Independent Auditors, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the Independent Auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s annual report on Form 10-K for the fiscal period ended December 31, 2007 for filing with the SEC. The Audit Committee has also recommended and the Board, including a majority of the Independent Directors, has approved, reappointing D&T to serve as the Company’s independent auditors for the year ending December 31, 2008.

Maureen K. Usifer, Chair

Jerrold B. Harris

François de Saint Phalle

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of D&T to serve as the Company’s independent registered public accounting firm.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

* * * * *

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

The cost of soliciting proxies will be borne by the Company. In addition, certain officers, directors and employees of each of the Company and the Advisor (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.

The Company has retained PFPC Inc. to assist in the solicitation of proxies for a fee of approximately $             , plus out-of-pocket expenses.

Abstentions will be counted as shares present at the Annual Meeting but not as votes cast and will not affect the result of the vote on Proposals 1 and 4. Abstentions on Proposals 2 and 3 will have the same effect as a negative vote.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Stockholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Company by delivering subsequently dated proxies or by attending and voting at the Annual Meeting.

The Board of the Company has fixed the close of business on March 25, 2008 as the record date for the determination of Stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Stockholders of the Company on that date will be entitled to one vote on each matter to be voted on by the Company for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights.

ADDITIONAL INFORMATION

INVESTMENT ADVISOR

Our investment activities are managed by the Advisor. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 16 dedicated investment professionals, who have extensive experience in commercial banking, investment banking, accounting, corporate law and private equity investing. Since the commencement of our operations, our Advisor’s team of investment professionals, including our senior management, has evaluated more than 1,000 investment opportunities and completed on our behalf more than 100 investments in middle-market companies investing in excess of $1.5 billion through December 31, 2007. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

The Advisor has an investment committee comprised of 12 members, including Messrs. Maher and Lazar and several senior executives of BlackRock and several of the principals of Kelso & Company, L.P. (the “Kelso Principals”). The Investment Committee is responsible for approving our investments. We benefit from the extensive and varied relevant experience of the BlackRock executives and Kelso Principals serving on our Investment Committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the Investment Committee have worked together in a similar capacity since 1998. Although the BlackRock executives and Kelso Principals who serve on the Investment Committee bring the benefit of expertise they have gained at BlackRock, Kelso and elsewhere, neither of those organizations provide us with investment advice. Nevertheless, we benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of BlackRock. The Kelso Principals who serve on the investment committee bring the benefit of the expertise they gained at Kelso and elsewhere including providing access to a broad network of contacts.

The executive officers of the Advisor are:

NAME	POSITION
James R. Maher	Chief Executive Officer

Michael B. Lazar	Chief Operating Officer

Frank D. Gordon	Chief Financial Officer and Treasurer

Vincent B. Tritto	Chief Compliance Officer

James R. Maher’s biographical information is set forth above. See “First Proposal—Interested Director.”

Name, Address and Age(1)	Positions Held and Principal Occupation(s) During the Past 5 Years
Michael B. Lazar Age: 38 years	Michael B. Lazar is the Chief Operating Officer of the Company and Chief Operating Officer of the Advisor. Mr. Lazar is a co-founder of the Company and has served as its Chief Operating Officer since its formation in 2004. Previously, Mr. Lazar was a Managing Director and Principal at Kelso & Company.

Frank D. Gordon Age: 47 years	Frank D. Gordon is the Chief Financial Officer and Treasurer of the Company and Chief Financial Officer and Treasurer of the Advisor. Prior to joining the Company, Mr. Gordon worked at BlackRock since 1998.

Vincent B. Tritto Age: 46 years	Vincent B. Tritto is the Chief Compliance Officer and Secretary of the Company and Chief Compliance Officer of the Advisor. Mr. Tritto has worked at BlackRock since 2002.

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company is 40 East 52nd Street, New York, New York 10022.

ORGANIZATION OF THE ADVISOR

The Advisor is organized as a Delaware limited liability company. The Advisor is an investment advisor registered as an investment advisor with the SEC under the Advisers Act. The Advisor is controlled by James R. Maher and Michael B. Lazar, the managing members of the Advisor. No other investor in the Advisor owns 25% or more of the Advisor’s outstanding voting power. BlackRock, through a subsidiary, owns a controlling interest in the Advisor, as the term “control” is defined in the 1940 Act.

ADMINISTRATION AGREEMENT

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock under which the Administrator provides administrative services to the Company. For the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, the Company incurred $947,028, $588,741 and $435,583, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

The Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of its officers and their respective staffs. From time to time, the Administrator also may pay amounts owed by the Company to third party providers of goods or services. The Company will subsequently reimburse the Administrator for such amounts paid on its behalf. For the year ended December 31, 2006 and for the period July 25, 2005 (inception of operations) through December 31, 2005, the Company reimbursed the Administrator $33,829 and $198,875, respectively, for payments made on the Company’s behalf to third party providers of goods and services. No reimbursements were made to the Administrator during the year ended December 31, 2007.

PRINCIPAL EXECUTIVE OFFICES

The principal executive office of the Company, the Advisor and the Administrator are located at 40 East 52nd Street, New York, New York 10022.

PRINCIPAL STOCKHOLDERS

The following table sets forth, at December 31, 2007, information with respect to the ownership of our common stock by each stockholder who owned more than 5% of our outstanding shares of common stock, each director, our chief executive officer, each of our other executive officers and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding
BlackRock Kelso Capital Holding LLC(1) 40 East 52nd Street New York, NY 10022	Direct	39,926,723	75.58%

Virginia Retirement System(1)(2) 1200 East Main Street Richmond, VA 23219	Beneficial	16,313,251	30.88%

Summer Street BRK Investors, L.L.C.(1)(3) 3001 Summer Street Stamford, CT 06095	Beneficial	6,159,270	11.66%

JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust(1)(4)(5) 3 Chase Metro Center Brooklyn, NY 11245	Beneficial	5,774,316	10.93%

Officers and Directors:

James R. Maher(6)(7)	Direct/Beneficial	796,262	1.51%
Jerrold B. Harris	Beneficial	48,965	*	%
William E. Mayer	Beneficial	20,402	*	%
François de Saint Phalle	Direct	408,041	*	%
Maureen K. Usifer	Direct	8,161	*	%
Michael B. Lazar(7)(8)	Direct/Beneficial	100,296	*	%
Frank D. Gordon(7)	Direct	11,802	*	%
Vincent B. Tritto	Direct	82	*	%
All officers and directors as a group (8 persons)(9)	Direct/Beneficial	1,394,011	2.64%

*	Represents less than 1%.

(1)	BlackRock Kelso Capital Holding LLC holds 39,926,723 shares beneficially owned by its members, including Virginia Retirement System, Summer Street BRK Investors, L.L.C. and JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust.

(2)	Represents 16,313,251 shares held by BlackRock Kelso Capital Holding LLC.

(3)	Represents 6,159,270 shares held by BlackRock Kelso Capital Holding LLC.

(4)	Represents 5,774,316 shares held by BlackRock Kelso Capital Holding LLC.

(5)

JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“First Plaza”) may be deemed an affiliate of Performance Equity Associates (“PEA”). PEA owns 51% of Performance Equity Management, LLC (“PEM”). First Plaza is a New York trust containing assets of certain employee benefit plans of General Motors (“GM”), its subsidiaries and unrelated employers. General Motors Investment Management Corporation (“GMIMCo”), an indirect wholly-owned subsidiary of GM and 49% owner of PEM, is investment manager to First Plaza. Pursuant to a Subadvisory Agreement, GMIMCo has delegated management of certain assets of First Plaza to PEM, including the assets of First Plaza invested in Holding. Each of PEM and GMIMCo is registered as an investment adviser under the Investment Advisers Act of 1940. GMIMCo, in its capacity as a fiduciary to the pension plans in First Plaza, has the power to direct the trustee as to the voting and disposition of First Plaza’s shares in Holding. Because of First Plaza trustee’s limited role, beneficial ownership of the Holding shares by the trustee is disclaimed by the trustee. The principal address of PEM and PEA is 2 Pickwick Plaza, Suite 310, Greenwich, Connecticut 06830. The principal address of First Plaza and GMIMCo is 767 Fifth Avenue, New York, New York 10153.

(6)	Includes 115,061 shares owned indirectly by the individual’s children, 268,072 shares owned indirectly by the individual’s spouse and 121,366 shares owned indirectly by a family trust, as to each of which the individual disclaims beneficial ownership. Does not include 267,603 shares owned directly by the Advisor, an entity for which the individual serves as a managing member.

(7)	Does not include unvested shares of restricted common stock.

(8)	Includes 30,736 shares owned indirectly by an individual retirement account as to which the individual is the beneficiary and 1,734 shares owned indirectly by a family trust. The individual disclaims beneficial ownership of the shares owned by the trust. Does not include 267,603 shares owned directly by the Advisor, an entity for which the individual serves as a managing member.

(9)	The address for all our officers and directors is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, NY 10022.

The Advisor and certain entities it manages own shares of our common stock, including BlackRock Kelso Capital Holding LLC (“Holding”). Holding owned 39,926,723 shares, or 75.6%, of our common stock at December 31, 2007. However, neither Holding nor the Advisor in its capacity as manager of Holding exercises voting control over those shares because the right to vote those shares is, in some cases, passed through to the owners of Holding or, in other cases, voted in the same proportion as the votes of our other Stockholders.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into an Investment Management Agreement with the Advisor. Our senior management and our Chairman of the Board of Directors have ownership and financial interests in the Advisor. In addition, our executive officers and directors and the employees of the Advisor, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisors affiliated with the Advisor. However, the Advisor and BlackRock intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies.

We have entered into a license agreement with BlackRock and the Advisor pursuant to which BlackRock has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “BlackRock.” In addition, we have entered into a license agreement with Michael B. Lazar, our Chief Operating Officer, and the Advisor pursuant to which Mr. Lazar has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso.

Pursuant to the terms of the administration agreement, BlackRock, through its wholly owned subsidiary, BlackRock Financial Management, Inc., provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Subject to BlackRock’s oversight, PFPC Inc., a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), serves as our sub-administrator, accounting agent, investor services agent and transfer agent and provides legal and regulatory support services. PFPC Trust Company, another subsidiary of PNC, serves as custodian of our investment assets. Fees and indemnification in respect of BlackRock and the PFPC entities as providers of such services were approved by our Board of Directors, including the directors who are not “interested persons.”

For the years ended December 31, 2007 and 2006, and for the period July 25, 2005 (inception of operations) through December 31, 2005, we incurred $262,079, $216,365 and $83,919, respectively, for administrative, accounting, custodian and transfer agency services fees payable to PFPC and its affiliates under the related agreements.

We will not invest in any private company in which BlackRock, Kelso, or any of their affiliates holds an existing investment, except to the extent permitted by the 1940 Act We may, however, co-invest on a concurrent basis with other affiliates of BlackRock or Kelso, subject to compliance with such affiliates’ applicable allocation procedures and the requirements of the 1940 Act.

The Advisor and certain entities it manages own shares of our common stock, including Holding, which owned 39,926,723 shares, or 75.6%, of our common stock at December 31, 2007. However, neither Holding nor the Advisor in its capacity as manager of Holding exercises voting control over those shares because the right to vote those shares is, in some cases, passed through to the owners of Holding or, in other cases, voted in the same proportion as the votes of our other stockholders.

In March 2006, our Board of Directors authorized the issuance and sale from time to time of up to $2,500,000 in aggregate net asset value of shares of our common stock to certain existing and future officers and employees of the Advisor at a price equal to the greater of $15.00 per share or our most recently determined net asset value per share at the time of sale. Pursuant to this authorization, in April 2006 we issued and sold to certain employees of the Advisor in a private placement 54,000 shares of common stock for aggregate proceeds of $810,000. Also pursuant to this authorization, during the year ended December 31, 2007, we issued and sold to certain officers and employees of the Advisor in private placements a total of 89,604 shares of common stock for aggregate proceeds of approximately $1,354,000.

In August 2006, our Board of Directors authorized the issuance and sale from time to time of an indeterminate number of shares of our common stock to the Advisor at a price per share equal to our most recently determined net asset value per share at the time of sale, such shares to be used by the Advisor for employee compensation and other purposes. Pursuant to this authorization, during the year ended December 31, 2007, we issued and sold to the Advisor in private placements 184,300 shares of common stock for aggregate proceeds of approximately $2,791,000.

In November 2007, our Board of Directors authorized the purchase from time to time in the open market of an indeterminate number of shares of our common stock by the Advisor, in its discretion, subject to compliance with our and the Advisor’s applicable policies and requirements of law. Pursuant to this authorization, during the year ended December 31, 2007, the Advisor purchased 71,703 shares of our common stock in the open market for $991,795, excluding brokerage commissions.

At December 31, 2007, the Advisor owned directly approximately 276,000 shares of our common stock, representing 0.5% of the total shares outstanding. The Advisor did not own directly any shares of our common stock at December 31, 2006. The Advisor’s allocable portion of shares of our common stock owned indirectly by an entity in which the Advisor holds a non-voting investment interest was approximately 854,000 and 775,000 shares at December 31, 2006 and 2007, respectively. The Advisor disclaims ownership of the shares held by such entity. Inclusive if its allocable portion of the shares held by such entity, the Advisor would be deemed to own approximately 2.1% of our total shares outstanding at December 31, 2007 and 2006. At December 31, 2007 and 2006, other entities affiliated with the Administrator and PFPC beneficially owned indirectly approximately 2,843,000 and 2,475,000 shares, respectively, of our common stock, representing approximately 5.4% and 6.6% of the total shares outstanding. At December 31, 2007 and 2006, an entity affiliated with the Administrator and PFPC owned 36.5% of the members’ interests of the Advisor.

On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“Merrill Lynch”) announced that they had completed the plan entered into February 15, 2006 to merge Merrill Lynch’s investment management business, Merrill Lynch Investment Managers (“MLIM”), and BlackRock to create a new independent asset management company with over $1 trillion in assets under management. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. As a result of the transaction, Merrill Lynch owns approximately 49% of the combined company (with a 45% voting interest therein). PNC retains approximately a 34% ownership of the combined company, and the remainder is held by employees and public stockholders. Prior to September 29, 2006, BlackRock was majority owned by PNC. BlackRock currently owns 36.5% of the Advisor, though its voting power has been lowered by agreement to 4.9%.

We earned $335,362 in interest income on investments in money market securities issued by MLIM or its former affiliates for the year ended December 31, 2006. We held no investments in securities issued by MLIM or its former affiliates at December 31, 2006. Additionally, no MLIM-affiliated investments were held by us during the year ended December 31, 2007. From time to time, former affiliates of MLIM may serve as broker/dealer or agent for us or for portfolio companies in which the we invest. For the years ended December 31, 2007 and December 31, 2006, we did not make any payments to former MLIM affiliates for such services.

During 2007, we added several lenders to our credit facility in order to increase amounts available for borrowing thereunder. One of the new lenders was Merrill Lynch Capital Corporation (“MLCC”), a subsidiary of Merrill Lynch, with a lending commitment of $75,000,000. MLCC’s commitment was subsequently increased by $25,000,000, to $100,000,000 in aggregate, pursuant to a temporary (until April 14, 2008) increase of amounts available under the facility. The terms and conditions applicable to MLCC as a lender are identical to those of other lenders under the facility. In accordance with such terms, MLCC generally receives a pro rata share of any payments we make under the credit facility for principal, interest or fees.

Pursuant to the underwriting agreement with respect to the our initial public offering, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of Merrill Lynch, served as an underwriter and a senior book-running manager, committing to purchase 2,000,000 shares of our common stock at a price of $16.00 per share. The terms and conditions applicable to MLPF&S under the underwriting agreement were identical to those of other entities serving in similar capacities. In accordance with such terms, we paid MLPF&S approximately $1,800,000 of underwriting discount.

The Advisor is controlled by James R. Maher and Michael B. Lazar, the managing members of the Advisor. BlackRock, through a subsidiary, owns a controlling interest in the Advisor, as the term “control” is defined in the 1940 Act.

Certain of the Advisor’s members and employees (the “re-allocation group”) are entitled to receive from Holding a number of shares of our common stock if the performance of our common stock exceeds certain thresholds. If, upon the expiration of the lock-up agreement to which Holding is subject on December 26, 2008, the market price of our common stock exceeds a threshold multiple in respect of the net asset value of the common stock as adjusted to reflect any impact on net asset value resulting from any sale of the common stock by us, then the re-allocation group is entitled to a number of shares of common stock with a value equal to 10% of the number of shares of common stock owned by Holding multiplied by the excess of the market price over the net asset value of our common stock. In addition, if upon specified dates the internal rate of return to the members of Holding exceeds 20%, then the re-allocation group is entitled to a number of shares of common stock owned by Holding with a value equal to 10% of the number of shares of common stock owned by Holding multiplied by the excess of the market price over the net asset value of our common stock. Internal rate of return means the discount rate at which the present value of the future cash flows of an investment equals the cost of the investment.

From time to time, we may invest in transactions in which our directors and officers or the officers and employees of the Advisor have a pecuniary interest. Prior to making any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company and any other applicable laws. Depending on the extent of the individual’s pecuniary interest, the Advisor will disclose the interest to its investment committee, our senior management and our Board of Directors and may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board of Directors, the Advisor and its investment committee with respect to the transaction.

Mr. Maher our Chief Executive Officer and Chairman of our Board of Directors, is a former partner, and Mr. Mayer, one of our Directors, is currently a partner, of Park Avenue, a private equity fund manager specializing in middle-market management buyouts and growth capital investments. In addition, an employee of the Advisor is a former employee of Park Avenue. Mr. Maher and the employee have economic interests in Park Avenue. Mr. Maher and Mr. Mayer own limited partner interests in the fund managed by Park Avenue. During 2006, we purchased $5,250,000 of senior secured loans of DynaVox Systems LLC and $14,400,000 of senior secured loans of Joerns Healthcare, LLC et al., both of which are portfolio companies of the fund managed by Park Avenue. The transactions were approved by the Advisor, its investment committee and our Board of Directors after disclosure of these facts.

Mr. Maher owns a limited partnership interest in a private equity fund managed by Vestar Capital Partners (“Vestar”), a private equity management firm specializing in management buyouts and growth capital investments. During 2006, we purchased the loans of DynaVox Systems LLC and of Joerns Healthcare, LLC et al. described above, and $16,000,000 of senior secured loans of Gleason Corporation and $8,000,000 of subordinated debt of MediMedia USA, Inc., each of which are portfolio companies of Vestar. During 2007, we purchased $25,000,000 of unsecured loans of BE Foods Investments, Inc., also a portfolio company of Vestar. The transactions were approved by the Advisor and its investment committee after consideration of the significant relevant factors and disclosed to our Board of Directors.

The Company has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act which governs the ability of the Company’s directors, officers, employees and investment committee members to purchase and sell securities issued by companies in which the Company invests or may invest. The Code of Ethics was approved by the Board. The Code of Ethics is administered by the Company’s chief compliance officer, who periodically reports to the Board on compliance with and violations, if any, of the Code of Ethics. In addition, the Company complies with Section 57 of the 1940 Act, which governs the ability of certain first and second tier affiliates of the Company to engage in purchase or sale transactions or joint investments with the Company. These transactions are approved by the Board, in accordance with Section 57(f) of the 1940 Act.

FINANCIAL STATEMENTS AND OTHER INFORMATION

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR MOST RECENT ANNUAL REPORT AND THE MOST RECENT QUARTERLY REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 40 EAST 52ND STREET, NEW YORK, NEW YORK 10022 (TELEPHONE NUMBER (212) 810-5800).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its officers and directors and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2007.

DIVIDEND REINVESTMENT PLAN

The Company recently amended its dividend reinvestment plan (the “Plan”). Under the terms of the amended Plan, dividends may be paid in newly issued shares of the Company’s Common Stock at a price equal to 95% of market price. The amended Plan alleviates many of the timing and administrative issues that burdened the Company under the previous dividend reinvestment plan.

The amended Plan means that, under certain circumstances, the Company may issue shares of its common stock at a price that is less than NAV per share. Any issuance of common stock at a price below NAV will result in an immediate dilution to existing Stockholders who do not participate in the plan. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a non-participating Stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance.

The Board recently considered this matter at an in-person meeting and, by a majority vote of its Directors, including its Independent Directors, approved the amendment of the Company’s dividend reinvestment plan. On March 11, 2008, the Company filed a Form 8-K with the Securities and Exchange Commission concerning the amended Plan. You may access the Form 8-K filing and the amended DRIP plan at http://www.blackrockkelso.com or http://www.sec.gov.

PRIVACY PRINCIPLES OF THE COMPANY

We are committed to maintaining the privacy of Stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our Stockholders, although certain non-public personal information of our Stockholders may become available to us. We do not disclose any non-public personal information about our Stockholders or former Stockholders to anyone, except as permitted by law or as is necessary in order to service Stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about the Stockholders to employees of the Advisor with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our Stockholders.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the Company’s proxy statement in connection with the Company’s 2009 annual meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us at our principal executive offices by                      , 2009. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by us at our principal executive offices not later than                     , 2009.

OTHER MATTERS

The management of the Company knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

JAMES R. MAHER

Chairman and Chief Executive Officer

March    , 2008

APPENDIX A

CHARTER

of the AUDIT COMMITTEE

of the BOARD of DIRECTORS

of

BlackRock Kelso Capital Corporation

The Board of Directors (the “Board”) of BlackRock Kelso Capital Corporation (the “Corporation”) has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. The Board hereby adopts this Charter to establish the governing principles of the Audit Committee and shall review and reassess the adequacy of this Charter on an annual basis.

I.	Role of the Audit Committee

The role of the Audit Committee is to act on behalf of the Board in fulfilling the following responsibilities of the Board:

A.	To oversee all material aspects of the Corporation’s accounting and financial reporting processes, internal control and audit functions, except those that are specifically related to the responsibilities of another committee of the Board;

B.	To monitor the independence and performance of the Corporation’s independent accountants;

C.	To provide a means for open communication among the Corporation’s independent accountants, financial and senior management and the Board; and

D.	To oversee compliance by the Corporation with legal and regulatory requirements.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct financial statement audits or to determine that the Corporation’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct financial statement audits is that of the Corporation’s independent accountants. The Corporation’s management has the responsibility to determine that the Corporation’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to assure the Corporation’s compliance with laws and regulations. The primary responsibility for these matters also rests with the Corporation’s management.

II.	Composition of the Audit Committee

A.	The Board shall designate the members of the Audit Committee at the Board’s annual organizational meeting and each member shall serve, subject to his or her earlier resignation or removal from the Audit Committee or his or her ceasing to be a director, until the next such meeting and until their successors are designated by the Board.

B.	The Audit Committee shall consist of at least three members, but no more than six members. The members of the Audit Committee shall meet the independence and experience requirements of the rules of the principal market or transaction reporting system on which the Corporation’s securities are traded or quoted, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

III.	Meeting of the Audit Committee

The Audit Committee shall meet at least 2 times each year and more frequently as circumstances may require. The Audit Committee shall be responsible for meeting with the independent accountants at their request to discuss the interim financial statements. The Audit Committee shall meet privately with the independent accountants at least annually in a separate executive session.

IV.	Responsibilities of the Audit Committee

The Audit Committee shall assist the Board in overseeing the Corporation’s financial and operating reporting practices, internal controls and compliance with laws and regulations.

Specifically, the Audit Committee shall have the responsibility with respect to:

A.	The Corporation’s Risks and Control Environment:

•

To discuss with the Corporation’s management and independent accountants the integrity of the Corporation’s financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks; and

•	To investigate and follow up on any matters brought to its attention within the scope of its duties.

B.	The Corporation’s Independent Accountants:

•

The Audit Committee shall have the sole authority to appoint or replace the independent accountants (subject, to ratification by the Board). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Audit Committee;

•

To ensure that the Audit Committee receives annually from the Corporation’s independent accountants the information about all of the relationships between the independent accountants and the Corporation that the independent accountants are required to provide to the Audit Committee, to actively engage in a dialogue with the independent accountants about any relationships between the independent accountants and the Corporation or any services that the independent accountants provide or propose to provide that may affect the objectivity and independence of the independent accountants and to take, or recommend that the Board take, any appropriate action to oversee the independence of the independent accountants;

•

The Audit Committee shall establish guidelines similar to those set forth in Annex A relating to the Corporation’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Corporation.

•

The Audit Committee shall establish policies or procedures similar to those set forth in Annex B to pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) (the “Covered Services”) to be performed for the Corporation by its independent accountants. The Audit Committee may form and delegate authority to the Chairman of the Audit Committee or subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of the Chairman or such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting; and

•

To ensure the rotation of the lead (or coordinating) audit partner (or, if required by the rules and regulations of the SEC, other employees of the independent accountants) having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

C.	The Corporation’s Financial Reporting Process:

•	To oversee the Corporation’s selection of and major changes to its accounting policies;

•	To meet with the Corporation’s independent accountants and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent accountants are required by generally accepted auditing standards to discuss with the Audit Committee, such as, any significant changes to the Corporation’s accounting policies, the integrity of the Corporation’s financial reporting process and any proposed changes or improvements in financial, accounting or auditing practices;

•	To discuss with the Corporation’s financial management and independent accountants the Corporation’s annual results and, when appropriate, the interim results before they are made public;

•

To review with management and the independent accountants, prior to the filing of an audit report with the SEC, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by independent accountants;

•

To review with management and the independent accountants, prior to the filing of an audit report with the SEC, material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences;

•

Review disclosures made to the Audit Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls;

•	To review with the independent accountants, prior to the filing of an audit report with the SEC, all critical accounting policies and practices to be used;

•

To review and discuss with the Corporation’s financial management and independent accountants the Corporation’s audited financial statements including qualitative judgments, appropriateness of accounting principles (old and new), financial disclosure practices, and any observations regarding the quality of accounting principles and underlying estimates and, when appropriate, the Corporation’s interim financial statements, before they are made public;

•	To recommend to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K; and

•	To issue for public disclosure by the Corporation the report required by the rules of the SEC.

D.	The Corporation’s Fair Value Procedures

•

In accordance with the Corporation’s Portfolio Pricing Practices with respect to investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, to review and provide comments (if any) to management and independent valuation firms regarding the preliminary valuation conclusions provided by such independent valuation firms.

E.	Other Matters

•	To review and reassess the adequacy of this charter on an annual basis;

•	To review reports and any financial information submitted by the Corporation to a government body or the public;

•	To report to the Board the matters discussed at each meeting of the Audit Committee;

•

Administer the procedures set forth in Annex C relating to the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees or any other provider of accounting related services of concerns regarding questionable accounting or auditing matters;

•	To keep an open line of communication with the financial and senior management and the independent accountants and the Board; and

•

To review in advance and approve any “related party” transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which such related party had, or will have, a direct or indirect material interest. For purposes of this item, a “related party” includes any director or executive officer of the Corporation, any nominee for election as a director, any security holder who is known to the Corporation to own of record or beneficially more than five percent of any class of the Corporation’s voting securities, and any member of the immediate family[2] of any of the foregoing persons. The materiality of any interest is to be determined on the basis of the significance of the information to investors in light of all the circumstances of the particular case.

V.	Advisors/Funding

In discharging its duties hereunder, the Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of such compensation as is determined by the Audit Committee to the independent accountants and to any other advisors employed by the Audit Committee. The Corporation shall also provide funding for any other functions or initiatives undertaken by the Audit Committee.

Amended: March 2008

[2]	A person’s immediate family shall include such person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, and brothers and sisters-in-law.

BlackRock Kelso Capital Corporation

Annual Meeting of Stockholders, April 24, 2008

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD2

Mark this box with an X if you have made changes to your
name or address details above.

Proxy Card – Common Shares

A. Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominee.

	For	Withhold Vote
01– Jerrold B. Harris

B. Issues

The Board of Directors recommends a vote FOR each of the following proposals.

2. To approve an assignment of the Company’s Investment Management Agreement.

3. To approve a proposal to authorize flexibility for the Company to sell shares of its common stock at a price below the Company’s then current net asset value per share.

4. To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

Mark this box with an X if you have made comments below

C. Authorized Signatures – Sign Here – This Section must completed for your instructions to be executed.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1	Signature 2	Date (mm/dd/yyyy)

/ /

Number of Shares of Common Stock owned

Proxy – BlackRock Kelso Capital Corporation

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael B. Lazar and Frank D. Gordon, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the Common Shares of BlackRock Kelso Capital Corporation (the “Company”) held of record by the undersigned on March 25, 2008 at the Annual Meeting of Shareholders of the Company to be held on April 24, 2008 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.